Exhibit 99.1

Endo International plc Announces Proposed Private Offering Of Senior Secured Notes

DUBLIN, March 11, 2021 – Endo International plc (NASDAQ: ENDP) (“Endo”) today announced that its wholly-owned subsidiaries Endo Luxembourg Finance Company I S.à r.l. (“Endo Luxembourg”) and Endo U.S. Inc. (together with Endo Luxembourg, the “Issuers”) intend to offer senior secured notes, subject to market and customary conditions. The notes will be senior secured obligations of the Issuers and will be guaranteed by Endo and certain of Endo’s subsidiaries and will be secured by first priority liens on the same collateral that secures Endo’s obligations under its existing senior secured credit facilities and existing senior secured first lien notes.

Endo intends to use the net proceeds from the proposed offering, together with the proceeds of a previously announced new senior secured term loan, to refinance its existing term loan.

The notes and the related guarantees have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), or any applicable state or foreign securities laws, and will be offered only to qualified institutional buyers in reliance on Rule 144A, and to persons outside the United States in compliance with Regulation S under the Securities Act. Unless so registered, the notes and the related guarantees may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws. This press release will not constitute an offer to sell or a solicitation of an offer to buy any notes or any other securities.

About Endo International plc

Endo is a specialty pharmaceutical company committed to helping everyone we serve live their best life through the delivery of quality, life-enhancing therapies. Our decades of proven success come from a global team of passionate employees collaborating to bring the best treatments forward. Together, we boldly transform insights into treatments benefiting those who need them, when they need them.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the relevant Canadian securities legislation, including, but not limited to, Endo’s financing plans, including the Issuers’ intention to offer notes and the use of proceeds of the proposed offering. Statements including words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plan,” “will,” “may,” “look forward,” “intend,” “guidance,” “future” or similar expressions are forward-looking statements. Because these statements reflect Endo’s current views, expectations and beliefs concerning future events, they involve risks and uncertainties. Although Endo believes that these forward-looking statements and information are based upon reasonable assumptions and expectations, readers should not place undue reliance on them, or any other forward-looking statements or information in this news release. Investors should note that many factors, as more fully described in the documents filed by Endo with the Securities and Exchange Commission and with securities regulators in Canada on the System for Electronic Document Analysis and Retrieval, including under the caption “Risk Factors” in Endo’s latest Annual Report on Form 10-K and subsequent Form 10-Q and Form 8-K filings, and as otherwise enumerated herein or therein, could affect Endo’s future results and could cause Endo’s actual results to differ materially and adversely from those expressed in forward-looking statements contained in this communication. The forward-looking statements in this press release are qualified by these risk factors and other factors that Endo is not currently able to predict. Endo assumes no obligation to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise, except as may be required under applicable securities laws.

SOURCE Endo International plc

Media: Heather Zoumas-Lubeski, (484) 216-6829; media.relations@endo.com

Investors: Pravesh Khandelwal, (845)-364-4833; relations.investor@endo.com